Exhibit - Georgia Exploration

10.4 - Assignment of Oil and Gas Mineral Leases

Assignment of Oil and Gas Mineral Leases Elk County, Kansas

STATE OF Kansas	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF Elk et al	§

Effective January 30, 2007, that, Orbit Energy, L.L.C with principle offices at 4801 Woodway Suite 305W Houston, Texas 77056 (hereinafter called “Assignor”), for and in consideration of the sum of Ten Dollars ($10.00) cash and other good and valuable consideration paid by Wharton Resources, LP, with offices at 519 Heights Blvd. Houston, Texas 77007 (hereinafter called “Assignee”), the receipt and sufficiency of which are hereby acknowledged, does, subject to the terms and provisions herein contained, hereby transfer, sell, assign and convey unto the said Assignee, its heirs, successors or assigns, without warranty of title, express or implied, 74% of 8/8ths of Assignor’s right, title and interest in and to the oil and gas rights including hydrocarbon and non-hydrocarbon substances produced in association therewith, as covered by the oil, gas and mineral leases described in Exhibit “I”, attached hereto and by reference made a part hereof and the lands covered by such leases insofar only as such lands are described in Exhibit “I”, together with such interest’s part of all production if any, produced under such oil, gas and mineral leases and the Area of Mutual Interest (AMI) as set out in that certain Purchase and Sale Agreement Mound Branch Prospect Elk County, Kansas by and between the Assignor and Assignee dated January 30, 2007.

The oil, gas and mineral leases described in Exhibit “I” insofar as the same cover the lands described therein are hereinafter referred to as “said leases”.

The interest in said leases assigned Assignee hereunder shall be subject to such interest’s proportionate part of the royalty interest as provided for in said leases and to the terms, conditions and provisions set forth therein. Such interest shall also be subject to such interest’s proportionate part of all overriding royalties, production payments and any other payments and agreements of record.

The terms, covenants and conditions hereof shall be binding upon and shall inure to the benefit of Assignor and Assignee and their respective successors and assigns; and such terms, covenants and conditions shall be covenants running with the land above described and the assigned premises and with each transfer or assignment of said leases.

Executed this 30th day of January, 2007, however, effective as stated above.

Orbit Energy, L.L.C.

By:	/ s / Greg A. Thompson
President

STATE OF Texas	}

COUNTY OF Harris	}

This instrument was acknowledged before me on this 30th day of January, 2007 by Greg A. Thompson Manager/President , a Nevada Limited Liability Company, on behalf of said LLC.

My Commission Expires	/ s / Yazim Leyva
Notary Public - State of Texas
November 18, 2007

EXHIBIT “I” TO
Oil and Gas Mineral Leases Assigned In Assignment Agreement
Dated January 30, 2007
Mound Branch Prospect Area
Elk County, Kansas

Lessor	Recorded Book/Page Elk County, KS	Date of Lease	Term		Number of Acres	Legal Discription	County	State

Bellar Family Farm, LLC	60/785	12/10/05	3 yrs.		Total Acres 125	Township 30 South, Range 11 East Section 29: E/2NE/4,NE/4SE/4,N/2SE/4SE/4 Lying North of County Rd	Elk	KS

Eugene R. & Catherine S. Perkins	60/805	2/11/06	3 yrs		Total Acres 320 Lease (1) 160	Township 30 South, Range 11 East Section 18: NE/4	Elk	KS

	60/807	2/11/06	3 yrs		Lease (2) 160	Township 30 South, Range 11 East Section 18: E/2SW/4, W/2SE/4	Elk	KS

Tom & Angela Russell, Preston & Christina Jones	60/815	2/25/06	3 yrs		Total Acres 563 Lease (1) 280	Township 30 South, Range 11 East Section 21: NE/4NW/4, lying East of County RD, NE/4 Section 22: W/2SW/4, SW/4NW/4	Elk	KS

	60/818	2/25/06	3 yrs		Lease (2) 283	Township 30 South, Range 11 East Section 15: SW/4 Section 22: N/2NW/4, SE/4NW/4	Elk	KS

Howard E. & Debbie J. Unruh	60/861	2/25/06	3 yrs		Total Acres 200	Township 30 South, Range 11 East of 6th P.M. Section 21: SE/4, NE/4SW/4, SE/4SW/4	Elk	KS

Alvin V. Schibbelhute	60/619	10/1/05	3 yrs		Total Acres 400 Lease (1) - 240 Acres	Township 30 South, Range 11 East Section 12: SE/4, E/2SW/4	Elk	KS

					Lease (2) - 160 Acres	Township 30 South, Range 12 East Section 7: SW/4	Elk	KS

David Denton	60/624	10/13/05	3 yrs		Total Acres 640 Lease (1) - 320 Acres	Township 30 South, Range 11 East	Elk	KS

Dennis Bryan	60/610	9/6/05	3 yrs		Total Acres 80	Township 30 South, Range 11 East Section 19: E/2NE/4	ELK	KS

Robert Adams	60/631	10/17/05	3 yrs		Total Acres 920 Lease (1) 160 Acres	E/2 NW/4, W/2 NE/4, Sec32 T30S-R11E, Elk County, Kansas	Elk	KS

	60/633	10/17/05	3 yrs		Lease (2) 160 Acres	Township 30 South Range 11 East Section 35: NE/4	Elk	KS

Robert, Lakin, Linda Adams Alice M. & Marion Brunetti	60/710	10/17/05	3 yrs		Lease (3)- 240 Acres	Township 30 South, Range 11 East Section 27: E/2SW/4, SE/4	Elk	KS

Robert, Lakin, Linda Adams Alice M. & Marion Brunetti	60/708	10/17/05	3 yrs		Lease (4)- 80 Acres	Township 30 South, Range 11 East Section 35: W/2NW/4	Elk	KS

Robert A., Larkin & Linda T. Adams	60/704	10/17/2005	3 yrs		Lease (5)- 120 Acres	Township 30 South, Range 11 East Section 23: SE/4SE/4 Section 24: S/2SW/4 Section 26: E/2NE/4	Elk	KS

Phyllis A. & Neal F. Osborn Trustees of the Phyllis A. Osborn Trust	60/842	3/16/06	3 yrs		Total Acres 640 Lease (1) 240 Acres	Township 30 South, Range 11 East Section 15: W/2SE/4 Section 22: NE/4 Section 22: SE/4, E/2SW/4	Elk	KS

	60/846	3/16/06	3 yrs

Babst Family Limited Partnership	60/722	10/22/05	3 yrs		Total Acres 2524.1 Lease (1) - 649.55 Acres	Township 30 South, Range 12 East Section 30: Lots 1,2,3,4 E2,a/d/a All Township 30 South, Range 11 East Section 25: N/2S/2 lying North (2 Ac.) and East County Rd., NE/4 lying East County (12 Ac.)	Elk	KS

Babst Family Limited Partnership	60/719	10/22/05	3 yrs		Lease (2) - 239.34 Acres	Township 30 South, Range 12 East E/2W/2, E/2, a/d/a All	Elk	KS

	60/717	10/22/05	3 yrs		Lease (4) - 320 Acres	Township 30 South, Range 12 East Section 29: W/2	Elk	KS

Babst Family Limited Partnership	60/715	10/22/05	3 yrs		Lease (5) - 688.61 Acres
Township 30 South, Range 12 East
Section 19: Lots 1,2,3,4,
E/2, a,d,a All ( 632.11 Ac. )
Township 30 South, Range 11 East
Section 24: All that part of the
SE/4NE/4, E/2SE/4 lying East of
County Road ( 56.5 Ac. )
							Elk	KS

M. Ruth Royse, Trustee of the M. Ruth Royce					Total Acres 640
Lease Date-	61/003	3/20/06	3 yrs		Lease (1) 320 Acres	Township 30 South, Range 11 East Section 10: W/2	Elk	KS

	61/005	3/20/06	3 yrs		Lease (2) 320 Acres	Township 30 South, Range 11 East	Elk	KS

Margaret P. Tidwell	60/461	7/13/05	n/a	*HBP	Total Acres 959	Section 29, 30 Various	Elk	KS

*Held by production.